Exhibit 21.1

ENSTAR GROUP LIMITED

LISTING OF SUBSIDIARIES

Name	% of Voting Securities		City	State	Jurisdiction
Enstar Group Limited	N/A		Hamilton	Pembroke	Bermuda

A. Cumberland Holdings Limited	100%		Hamilton	Pembroke	Bermuda
1) Enstar Australia Holdings Pty Limited	100%		Sydney	NSW	Australia
a) Enstar Australia Limited	100%		Sydney	NSW	Australia
i) Cranmore (Australia) Pty Limited	100%		Sydney	NSW	Australia
b) AG Australia Holdings Limited	100%		Sydney	NSW	Australia
i) Gordian Runoff Limited	100%		Sydney	NSW	Australia
c) Shelly Bay Holdings Limited	100%		Sydney	NSW	Australia
i) Harrington Sound Limited	100%		Sydney	NSW	Australia

B. Enstar Limited	100%		Hamilton	Pembroke	Bermuda
1) Enstar (EU) Holdings Limited	100%		Guildford	Surrey	England
a) Enstar (EU) Limited	100%		Guildford	Surrey	England
b) Cranmore (UK) Limited	100%		London		England
c) Enstar (EU) Finance Limited	100%		Guildford	Surrey	England
2) Cranmore (Bermuda) Limited	100%		Hamilton	Pembroke	Bermuda
a) Cranmore (Asia) Limited	100%		Hamilton	Pembroke	Bermuda
i) Cranmore (Asia) Pte Limited	100%				Singapore
3) Enstar Brokers Limited	100%		Hamilton	Pembroke	Bermuda
4) Castlewood Limited	100%		Hamilton	Pembroke	Bermuda
5) Bantry Holdings Ltd.	50%		Hamilton	Pembroke	Bermuda
a) Blackrock Holdings Ltd.	30%		Hamilton	Pembroke	Bermuda
i) Kinsale Brokers Limited	100%		Guildford	Surrey	England
6) Enstar Insurance Management Services Ireland Limited	100%		Dublin		Ireland
7) Enstar Investment Management Limited	100%		Hamilton	Pembroke	Bermuda
8) Cranmore Insurance & Reinsurance Services Europe Limited	100%		Dublin		Ireland
9) B.H. Acquisition Limited	100	%(2)	Hamilton	Pembroke	Bermuda
a) Brittany Insurance Company Ltd.	100%		Hamilton	Pembroke	Bermuda
b) Paget Holdings GmbH Limited	100%		Vienna		Austria

C. Kenmare Holdings Limited	100%		Hamilton	Pembroke	Bermuda
1) Fitzwilliam Insurance Limited	100%		Hamilton	Pembroke	Bermuda
2) Revir Limited	100%		Hamilton	Pembroke	Bermuda
a) River Thames Insurance Company	100%		Guildford	Surrey	England
i) Hillcot Underwriting Management Limited	100%		Guildford	Surrey	England
b) Overseas Reinsurance Corporation Limited	100%		Hamilton	Pembroke	Bermuda
c) Regis Agencies Limited	100%		Guildford	Surrey	England
3) Hudson Reinsurance Company Limited	100%		Hamilton	Pembroke	Bermuda
a) Global Legacy Acquisition LP	98	%(7)	Hamilton	Pembroke	Bermuda
b) Chatsworth Limited	100%		Hamilton	Pembroke	Bermuda
4) Harper Holding Sarl	100%				Luxembourg
a) Harper Insurance Limited	100%		Zurich		Switzerland
b) Enstar Holdings (US) Inc.	100%				Delaware
i) Enstar (US) Inc.	100%				Delaware
A) Enstar New York, Inc	100%				New York
ii) Cranmore (US) Inc.	100%				Delaware
iii) Enstar Investments, Inc.	100%				Delaware
A) Sun Gulf Holdings, Inc.	100%				Delaware
I) Capital Assurance Services, Inc.	100%				Florida
B) CLIC Holdings, Inc.	100%				Delaware
C) PWAC Holdings, Inc.	100%				Delaware
I) PW Acquisition Co.	100%		Warwick		Rhode Island
x) Providence Washington Insurance Company	100%		Warwick		Rhode Island
D) Clarendon Holdings, Inc.	100%				Delaware
I) Clarendon National Insurance Company	100%				Illinois
x) Clarendon America Insurance Company	100%				Illinois
E) SeaBright Holdings, Inc.	100%				Delaware
I) SeaBright Insurance Company	100%				Illinois
II) Paladin Managed Care Services, Inc.	100%				California
III) Point Sure Insurance Services, Inc.	100%				Washington
F) Sussex Holdings, Inc.	100%				Delaware
I) Sussex Insurance Company	100%				South Carolina
x) Sussex Specialty Insurance Company	100%				District of Columbia
5) Mercantile Indemnity Company Limited	100%		Guildford	Surrey	England
6) Virginia Holdings Ltd.	100%		Hamilton	Pembroke	Bermuda
a) Seaton Insurance Company	100%		Warwick		Rhode Island
b) Cavell Holdings Limited	100%		Guildford	Surrey	England
7) Courtenay Holdings Ltd	100%		Hamilton	Pembroke	Bermuda
a) Enstar Acquisitions Limited	100%		Guildford	Surrey	England
i) Goshawk Insurance Holdings Limited	99.54	%(3)	Guildford	Surrey	England
A) Goshawk Holdings (Bermuda) Limited	100%		Hamilton	Pembroke	Bermuda
I) Rosemont Reinsurance Ltd	100%		Hamilton	Pembroke	Bermuda
B) Goshawk Dedicated Limited	100%		Guildford	Surrey	England
b) Simcoe Holdings Limited	100%		Hamilton	Pembroke	Bermuda
i) Electricity Producers Insurance Company (Bermuda) Limited	100%		Hamilton	Pembroke	Bermuda
c) Royston Holdings Limited	100%		Hamilton	Pembroke	Bermuda
i) Royston Run-off Ltd	100%		Guildford	Surrey	England
A) Unionamerica Holdings Limited	100%		London		England
I) Unionamerica Acquisition Company Limited	100%		London		England
x) Unionamerica Insurance Company Limited	100%		London		England
d) Rombalds Limited	100%		Guildford	Surrey	England
8) Comox Holdings Ltd	50.1%		Hamilton	Pembroke	Bermuda
a) Bosworth Run-Off Limited	100%		Guildford	Surrey	England
9) Sundown Holdings Ltd	100%		Hamilton	Pembroke	Bermuda
10) Oceania Holdings Ltd.	100%		Hamilton	Pembroke	Bermuda
a) Inter-Ocean Holdings Ltd	100%		Hamilton	Pembroke	Bermuda
i) Inter-Ocean Reinsurance Company Ltd.	100%		Hamilton	Pembroke	Bermuda
A) Inter-Ocean Reinsurance (Ireland) Ltd.	100	%(1)	Dublin		Ireland
11) Flatts Limited	100%		Guildford	Surrey	England
a) Marlon Insurance Company Limited	100%		Guildford	Surrey	England
i) The Copenhagen Reinsurance Company (UK) Limited	100%				England
12) Shelbourne Group Limited	100%		London		England
a) SGL No 1 Ltd.	100%		London		England
b) SGL No 3 Ltd.	100%		London		England
c) Shelbourne Syndicate Services Limited	100%		London		England
13) Northshore Holdings Limited	58.92%		Hamilton	Pembroke	Bermuda
a) Arden Reinsurance Ltd	100%		Hamilton	Pembroke	Bermuda
b) Alopuc Limited	100%		UK	Surrey	England

ENSTAR GROUP LIMITED

LISTING OF SUBSIDIARIES

Name	% of Voting Securities		City	State	Jurisdiction
i) Atrium Underwriting Group Ltd.	100%		London		England
A) Atrium Risk Management Services (Washington) Ltd.	100%				Washington
B) Atrium Risk Management Services (British Columbia) Ltd.	100%		British Columbia		Canada
C) Atrium Insurance Agency (Asia) PTE	100%				Singapore
D) Atrium 5 Ltd	100%		London		England
E) Atrium Insurance Agency Ltd.	100%		London		England
F) Atrium Group Services Ltd.	100%		London		England
I) Atrium Nominee Limited	100%		London		England
G) Atrium Underwriters Ltd.	100%		London		England
H) Atrium Underwriting Holdings Limited	100%		London		England
I) Atrium 1 Ltd.	100%		London		England
II) Atrium 2 Ltd.	100%		London		England
III) Atrium 3 Ltd.	100%		London		England
IV) Atrium 4 Ltd.	100%		London		England
V) Atrium 6 Ltd.	100%		London		England
VI) Atrium 7 Ltd.	100%		London		England
VII) Atrium 8 Ltd.	100%		London		England
VIII) Atrium 9 Ltd.	100%		London		England
IX) Atrium 10 Ltd.	100%		London		England
X) 609 Capital Limited	100%		London		England
14) Hove Holdings Limited	100%		Hamilton	Pembroke	Bermuda
15) Enstar (EU) Services Asia Limited	100%		Guildford	Surrey	England
16) Knapton Holdings Limited	100%		Guildford	Surrey	England
a) Knapton Insurance Limited	100%		Guildford	Surrey	England
17) New Castle Reinsurance Company Ltd	100%		Hamilton	Pembroke	Bermuda
18) Enstar Financing Ltd	100%		Hamilton	Pembroke	Bermuda
19) DLCM No. 1 Limited	100%		London		England
20) DLCM No. 2 Limited	100%		London		England
21) DLCM No. 3 Limited	100%		London		England
22) Bayshore Holdings Ltd.	58.98%		Hamilton	Pembroke	Bermuda
a) Torus Insurance Holdings Ltd.	100%		Hamilton	Pembroke	Bermuda
i) Torus Corporate Capital 2 Ltd.	100%				England
ii) Torus Underwriting Ltd.	100%				England
iii) Torus Corporate Capital Ltd.	100%				Ireland
iv) Torus Corporate Capital 4 Ltd.	100%				England
v) Torus Corporate Capital 5 Ltd.	100%				England
vi) Torus Bermuda Intermediaries Ltd.	100%		Hamilton		Bermuda
vii) Torus Bermuda Services Ltd.	100%		Hamilton		Bermuda
viii) Torus Insurance Holdings AG	100%				Switzerland
ix) Torus Insurance (Bermuda) Ltd.	100%		Hamilton		Bermuda
A) Torus Insurance (Europe) AG	100%				Liechtenstein
B) Torus Underwriting Management Ltd.	100%				England
C) Torus Insurance Marketing Ltd.	100%				England
I) Torus Business Solutions Private Ltd.	100	%(4)			India
D) Torus Finance Ltd.	100%				England
I) Torus US Holdings Inc	100%				Delaware
x) Torus Specialty Insurance Company	100%				Delaware
xa) Torus National Insurance Company	100%				Delaware
xb) Torus Specialty Insurance Company Escritorio de Representacao no Brasil Ltda	100	%(5)			Brazil
xi) Torus US Services	100%				New Jersey
xa) Torus Insurance Services Inc	100%				California
xb) Torus US Intermediaries Inc	100%				New Jersey
E) Torus Insurance (UK) Ltd.	100	%(6)			England
23) Cavello Bay Limited	100%		Hamilton	Pembroke	Bermuda
24) Eastshore Holdings Ltd.	100%		Hamilton	Pembroke	Bermuda

D. Hillcot Holdings Ltd	100%		Hamilton	Pembroke	Bermuda
1) Brampton Insurance Company Limited	100%		Guildford	Surrey	England

E. Enstar USA Inc.	100%		Montgomery	Alabama	Georgia
1) Enstar Financial Services Inc.	100%		Montgomery	Alabama	Florida
2) Enstar Group Operations Inc.	100%		Montgomery	Alabama	Georgia

F. Laguna Life Holdings Ltd.	100%		Hamilton	Pembroke	Bermuda
1) Laguna Life Holdings SARL	100%				Luxembourg
1) Pavonia Holdings (US), Inc	100%				Delaware
a) Pavonia Life Insurance Company of Delaware	100%				Delaware
i) Pavonia Life Insurance Company of Arizona	100%				Arizona
ii) Pavonia Life Insurance Company of Michigan	100%				Michigan
I) Pavonia Life Insurance Company of New York	100%				New York
b) Enstar Life (US), Inc.	100%				Delaware
2) Laguna Life Limited	100%		Dublin		Ireland

(1)	Inter-Ocean Reinsurance (Ireland) Ltd. is 95% owned by Inter-Ocean Reinsurance Company Limited and 5% owned by Inter-Ocean Holdings Ltd.
(2)	B.H. Acquisition Ltd. is 33% owned by Enstar USA, Inc. and 67% owned by Enstar Limited
(3)	Goshawk Insurance Holdings plc is 89.44% owned by Enstar Acquisition Ltd. and 10.1% owned by Kenmare Holdings Limited
(4)	Torus Business Solutions Private Ltd is 99.99% owned by Torus Insurance Marketing Ltd. and 0.01% owned by Torus Finance Ltd.
(5)	Torus Specialty Insurance Company Escritorio de Representacao no Brasil Ltda is 99.994% owned by Torus Specialty Insurance Company and 0.006% owned by Torus US Holdings Inc
(6)	Torus Insurance (UK) Ltd. is 75% owned by Torus Insurance (Bermuda) Ltd. and 25% owned by Torus Finance Ltd.
(7)	Global Legacy Acquisition L.P. is 97% owned by Hudson Reinsurance Company Limited and 1% owned by Chatsworth Limited